INCOME TAXES	12 Months Ended
Mar. 31, 2019
INCOME TAXES [Text Block]

NOTE 8 – INCOME TAXES

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company recorded the valuation allowance due to the uncertainty of future realization of federal and state net operating loss carryforwards. The deferred income tax assets are comprised of the following at March 31, 2019 and 2018:

	2019	2018
Deferred income tax assets:	$5,410,000	$3,360,000
Valuation allowance	(5,410,000)	(3,360,000)
Net total	$-	$-

At March 31, 2019, the Company had net operating loss carryforwards of approximately $21,700,000 and net operating loss carryforwards expire in 2023 through 2037. The current year’s net operating loss will carryforward indefinitely.

In December 2017, the U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act”) was enacted into law which significantly revises the Internal Revenue Code of 1986, as amended. The newly enacted federal income tax law, among other things, contains significant changes to corporate taxation, including a flat corporate tax rate of 21%, limitation of the tax deduction for interest expense to 30% of adjusted taxable income, limitation of the deduction for newly generated net operating losses to 80% of current year taxable income and elimination of net operating loss (“NOL”) carrybacks, future taxation of certain classes of offshore earnings regardless of whether they are repatriated, immediate deductions for certain new investments instead of deductions for depreciation expense over time, and modifying or repealing many business deductions and credits beginning in 2018.

The valuation allowance was decreased by $490,000 during the year ended March 31, 2018 as a result of the reduction in the U.S. tax rate to 21%. The current income tax benefit of $2,050,000 generated for the year ended March 31, 2019 was offset by an equal increase in the valuation allowance. The valuation allowance was increased due to uncertainties as to the Company’s ability to generate sufficient taxable income to utilize the net operating loss carryforwards which is the only significant component of deferred taxes.

The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expense. As of March 31, 2019 and 2018 the Company has no unrecognized uncertain tax positions, including interest and penalties.

The Company’s federal income tax returns for tax years ended March 31, 2016 and beyond remain subject to examination by the Internal Revenue Service. The returns for Arizona, the Company’s most significant state tax jurisdication, remain subject to examinination by the Arizona Department of Revenue for tax years ended March 31, 2015 and beyond.